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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2001

A.D.A.M., INC.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	000-26962 (Commission File Number)	58-1878070 (I.R.S. Employer Identification No.)
1600 RiverEdge Parkway, Suite 800, Atlanta, Georgia (Address of principal executive offices)		30328 (Zip Code)
Registrant's telephone number, including area code: (770) 980-0888

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

(a)  Financial Statements: None

(b)  Pro Forma Financial Statements: None

(c)  Exhibits. The following exhibits are furnished with this Report:

      99.1—Press Release of the Registrant (November 1, 2001)

Item 9. Regulation FD Disclosure.

    On November 1, 2001, the Company issued a press release announcing its financial results for the three and nine months ended September 30, 2001. A copy of the press release is filed herewith as Exhibit 99.1.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.D.A.M., INC.
By:	/s/ ROBERT S. CRAMER, JR. Robert S. Cramer, Jr. Chief Executive Officer

Dated: November 1, 2001

EXHIBIT INDEX

Exhibit Number	Exhibit Name
99.1	Press Release dated November 1, 2001

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX